[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) TOTAL
RETURN SERIES

MFS(R) Total Return Series
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                            INVESTMENT ADVISER
Jeffrey L. Shames*                  Massachusetts Financial Services Company
Chairman, Chief Executive           500 Boylston Street
Officer, and Director, MFS          Boston, MA 02116-3741
Investment Management(R)
                                    DISTRIBUTOR
Nelson J. Darling, Jr.              MFS Fund Distributors, Inc.
Professional Trustee                500 Boylston Street
                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment               MFS Service Center, Inc.
Management Company;                 P.O. Box 2281
Real Estate Consultant              Boston, MA 02107-9906

PORTFOLIO MANAGERS                  For additional information,
David M. Calabro*                   contact your financial adviser.
Geoffrey L. Kurinsky*
Constantinos Mokas*                 CUSTODIAN
Lisa B. Nurme*                      State Street Bank and Trust Company
Maura A. Shaughnessy*
                                    AUDITORS
CHAIRMAN AND PRESIDENT              Deloitte & Touche LLP
Jeffrey L. Shames*
                                    WORLD WIDE WEB
TREASURER                           www.mfs.com
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 12.33% (including the reinvestment of any distributions). This compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 9.49% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

The Series benefited from the strong equity market in 1998 and from a rise in the bond market. However, it was a volatile year in both markets. Equity returns varied widely based on "style." For example, the unmanaged Russell 1000 Large-Capitalization Value Index increased 15.6%, while the Russell 1000 Large-Capitalization Growth Index appreciated 38.7%. As "value" managers, we focus more on financial services, basic industry, and energy and utilities companies, while growth managers are more focused on technology and health care companies. Although we had many stocks appreciate dramatically in 1998, it was the technology and health care sectors, groups that we have historically underweighted, that led the market to new heights.

On the fixed-income side, U.S. Treasuries performed much better than corporate debt. As economic and political turmoil spread throughout the Far East and Latin America during 1998, there was a "flight to safety" that pushed up prices on U.S. Treasuries. At the same time, bonds issued by U.S. corporations did not keep pace because investors feared that corporate earnings would be hampered by these global problems. Because the Series tends to hold more corporate bonds than Treasuries, our return on the fixed-income side, although strong, did not match the return of an "all-Treasuries" portfolio.

At the end of the year, the Series' allocation consisted of 58% equities (including convertible securities), 36% bonds, and 6% cash. This allocation is consistent with prior years and is somewhat conservative. We continue to have difficulty finding value in the equity markets because price-to-earnings ratios are very high and dividend yields are at historical lows. However, we do believe the insurance and the utilities and communications sectors offer good risk/reward ratios, and we have major allocations in those sectors.

Our goal for the coming year is to follow through with our value-oriented style. We believe that our conservative stance offers the potential for good returns should the equity and bond markets rise, while our balanced approach can offer support should these markets undergo corrections.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    (On behalf of the MFS Total Return Series team)

Note to Contract Owners: Effective January 15, 1999, Kenneth J. Enright joins the Series' team. Mr. Enright, a Vice President, has been employed by MFS Investment Management since 1986.

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; Lisa B. Nurme, Senior Vice President; and Maura A. Shaughnessy, Senior Vice President, are the Series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, the manager of the Series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1991.

OBJECTIVE AND POLICIES

The Series' primary investment objective is to provide above-average income consistent with the prudent employment of capital, and it's secondary objective is to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Size: $171.1 million net assets as of December 31, 1998

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1995, through December 31, 1998)

                  MFS  Lehman Brothers
                 Total   Government/     Consumer      Lipper
                Return    Corporate     Price Index   Balanced
                Series    Bond Index      - U.S.     Fund Index   S&P 500
--------------------------------------------------------------------------
2/95           $10,000     $10,000       $10,000       $10,000    $10,000
12/95           12,730      11,700        10,210        12,340     13,410
12/96           14,560      12,040        10,560        13,950     16,490
12/97           17,670      13,210        10,730        16,780     21,990
12/98           19,845      14,468        10,925        19,306     28,274

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                               1 Year              3 Years        10 Years/Life
-------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series*                                                      +12.33%              +15.94%              +18.73%
-------------------------------------------------------------------------------------------------------------------------------
Average balanced fund#                                                        +13.48%              +15.79%              +17.64%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500**                                                                     +28.58%              +28.23%              +30.41%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index**                             + 9.49%              + 7.34%              + 8.58%
-------------------------------------------------------------------------------------------------------------------------------
Lipper Balanced Fund Index#+                                                  +15.09%              +16.11%              +18.27%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                                     + 1.80%              + 2.30%              + 2.89%
-------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1998.
  # Source: Lipper Analytical Services, Inc. "Life" refers to the period from February 1, 1995, through December 31, 1998.
 ** Source: CDA/Wiesenberger. "Life" refers to the period from February 1, 1995, through December 31, 1998.
  + Effective immediately, the Lipper Balanced Fund Index will no longer be used as a benchmark because we believe it does not reflect the Series' investment policies and objectives.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 55.4%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 48.2%
  Aerospace - 2.2%
    Allied Signal, Inc.                                    45,300  $  2,007,356
    General Dynamics Corp.                                 12,600       738,675
    Raytheon Co., "A"                                      11,679       603,658
    Raytheon Co., "B"                                       6,550       348,788
    United Technologies Corp.                               1,080       117,450
                                                                   ------------
                                                                   $  3,815,927
-------------------------------------------------------------------------------
  Automotive - 0.7%
    Ford Motor Co.                                          2,500  $    146,719
    TRW, Inc.                                              18,900     1,061,943
                                                                   ------------
                                                                   $  1,208,662
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.6%
    Bank of New York, Inc.                                  4,820  $    194,005
    Mellon Bank Corp.                                      11,000       756,250
    National City Corp.                                    20,900     1,515,250
    PNC Bank Corp.                                          5,700       308,512
    US Bancorp                                             10,800       383,400
    Washington Mutual, Inc.                                 5,300       202,394
    Wells Fargo Co.                                        26,900     1,074,319
                                                                   ------------
                                                                   $  4,434,130
-------------------------------------------------------------------------------
  Business Machines - 1.5%
    International Business Machines Corp.                  13,420  $  2,479,345
    Xerox Corp.                                             1,000       118,000
                                                                   ------------
                                                                   $  2,597,345
-------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Telephone & Data Systems, Inc.                         11,500  $    516,781
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont E.I. de Nemours & Co.                           7,800  $    413,888
-------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Eastern Enterprises                                    12,900  $    564,375
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.4%
    Gillette Co.                                            5,800  $    280,212
    Kimberly-Clark Corp.                                   22,800     1,242,600
    Philip Morris Cos., Inc.                               35,130     1,879,455
    Rubbermaid, Inc.                                       16,210       509,602
    Tyco International Ltd.                                 3,400       256,488
                                                                   ------------
                                                                   $  4,168,357
-------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Emerson Electric Co.                                   17,100  $  1,034,550
    General Electric Co.                                    3,300       336,806
                                                                   ------------
                                                                   $  1,371,356
-------------------------------------------------------------------------------
  Electronics - 0.3%
    AMP, Inc.                                               8,199  $    426,860
    Analog Devices, Inc.*                                   4,000       125,500
                                                                   ------------
                                                                   $    552,360
-------------------------------------------------------------------------------
  Entertainment - 1.9%
    Disney (Walt) Co.                                      14,900  $    447,000
    Time Warner, Inc.                                      27,140     1,684,376
    Viacom, Inc., "B"*                                     15,000     1,110,000
                                                                   ------------
                                                                   $  3,241,376
-------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    American Express Co.                                   16,290  $  1,665,652
    Associates First Capital Corp., "A"                    31,946     1,353,712
    Edwards (A.G.), Inc.                                   23,950       892,138
    Federal Home Loan Mortgage Corp.                       21,840     1,407,315
                                                                   ------------
                                                                   $  5,318,817
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Archer-Daniels-Midland Co.                             77,585  $  1,333,492
    General Mills, Inc.                                    11,350       882,463
    Hershey Foods Corp.                                    14,600       907,937
    Hubbell, Inc.                                           9,200       349,600
    McCormick & Co., Inc.                                   8,500       287,406
                                                                   ------------
                                                                   $  3,760,898
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Bowater, Inc.                                          11,100  $    459,956
    Champion International Corp.                           18,700       757,350
    Weyerhaeuser Co.                                       22,600     1,148,363
                                                                   ------------
                                                                   $  2,365,669
-------------------------------------------------------------------------------
  Insurance - 5.2%
    Allstate Corp.                                          6,100  $    235,613
    Chubb Corp.                                            20,500     1,329,937
    CIGNA Corp.                                             2,300       177,819
    Equitable Cos., Inc.                                   39,800     2,303,425
    Jefferson Pilot Corp.                                  10,800       810,000
    Lincoln National Corp.                                 23,200     1,898,050
    Provident Cos., Inc.                                    1,300        53,950
    Torchmark Corp.                                        15,400       543,812
    Transamerica Corp.                                     13,400     1,547,700
                                                                   ------------
                                                                   $  8,900,306
-------------------------------------------------------------------------------
  Machinery - 0.1%
    Lear Corp.*                                             4,400  $    169,400
-------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                               6,400  $    371,200
-------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    American Home Products Corp.                           20,960  $  1,180,310
    Baxter International, Inc.                              2,480       159,495
    Bristol-Myers Squibb Co.                               10,800     1,445,175
                                                                   ------------
                                                                   $  2,784,980
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Columbia/HCA Healthcare Corp.                          58,900  $  1,457,775
    United Healthcare Corp.                                 9,000       387,562
                                                                   ------------
                                                                   $  1,845,337
-------------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Aluminum Co. of America                                11,050  $    823,916
-------------------------------------------------------------------------------
  Oil Services - 0.4%
    Schlumberger Ltd.                                      12,800  $    590,400
-------------------------------------------------------------------------------
  Oils - 2.3%
    Conoco, Inc., "A"*                                     23,600  $    492,650
    Exxon Corp.                                             7,600       555,750
    Mobil Corp.                                            12,060     1,050,728
    Texaco, Inc.                                           21,100     1,115,662
    Unocal Corp.                                           23,700       691,744
                                                                   ------------
                                                                   $  3,906,534
-------------------------------------------------------------------------------
  Photographic Products - 0.7%
    Eastman Kodak Co.                                      16,230  $  1,168,560
-------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Browning Ferris Industries, Inc.                       23,800  $    676,813
-------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Gannett Co., Inc.                                      12,000  $    774,000
    New York Times Co.                                     18,200       631,312
                                                                   ------------
                                                                   $  1,405,312
-------------------------------------------------------------------------------
  Railroads - 0.4%
    Norfolk Southern Corp.                                 19,100  $    605,231
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Arden Realty, Inc.                                      5,200  $    120,575
    Boston Properties, Inc.                                 3,600       109,800
    Hospitality Properties Trust                            2,700        65,138
    Prime Group Realty Trust                                6,400        96,800
    TriNet Corporate Realty Trust, Inc.                    18,100       484,175
                                                                   ------------
                                                                   $    876,488
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    McDonalds Corp.                                        19,299  $  1,478,786
-------------------------------------------------------------------------------
  Stores - 1.6%
    American Stores Co.                                    15,900  $    587,306
    Dayton Hudson Corp.                                    24,000     1,302,000
    Rite Aid Corp.                                         16,300       807,869
    Sears, Roebuck & Co.                                    1,000        42,500
                                                                   ------------
                                                                   $  2,739,675
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Albertsons, Inc.                                        5,800  $    369,388
    Meyer (Fred), Inc.*                                    19,100     1,150,775
    Safeway, Inc.*                                          3,900       237,656
                                                                   ------------
                                                                   $  1,757,819
-------------------------------------------------------------------------------
  Telecommunications - 4.3%
    AT&T Corp.                                             17,500  $  1,316,875
    Bell Atlantic Corp.                                    10,200       540,600
    GTE Corp.                                              37,350     2,427,750
    SBC Communications, Inc.                               32,144     1,723,722
    Sprint Corp.                                           16,400     1,379,650
                                                                   ------------
                                                                   $  7,388,597
-------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    Carolina Power & Light Co.                             27,200  $  1,280,100
    CMS Energy Corp.                                        9,100       440,781
    DPL, Inc.                                              24,000       519,000
    GPU, Inc.                                              18,400       813,050
    New Century Energies, Inc.                              5,000       243,750
    Pacificorp                                             15,500       326,469
    Pinnacle West Capital Corp.                            22,400       949,200
    Sempra Energy                                          21,600       548,100
    Sierra Pacific Resources                               13,000       494,000
    Southern Co.                                           26,700       775,969
    Texas Utilities Co.                                    12,000       560,250
                                                                   ------------
                                                                   $  6,950,669
-------------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Coastal Corp.                                          49,160  $  1,717,527
    Columbia Energy Group                                  20,000     1,155,000
    National Fuel Gas Co.                                   5,000       225,937
    UGI Corp.                                              17,900       425,125
    Washington Gas Light Co.                                6,300       170,888
    Williams Cos., Inc.                                     2,500        77,969
                                                                   ------------
                                                                   $  3,772,446
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 82,542,410
-------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Canada - 0.3%
    Canadian National Railway Co. (Railroads)              10,700  $    555,063
-------------------------------------------------------------------------------
  France - 0.1%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)     8,000  $    195,500
-------------------------------------------------------------------------------
  Netherlands - 1.9%
    Akzo Nobel N.V. (Chemicals)                            25,700  $  1,169,114
    ING Groep N.V. (Financial Services)*                   29,034     1,768,765
    Royal Dutch Petroleum Co., ADR (Oils)                   5,480       262,355
                                                                   ------------
                                                                   $  3,200,234
-------------------------------------------------------------------------------
  Sweden - 0.6%
    Volvo AB, ADR (Automotive)                             46,400  $  1,081,700
-------------------------------------------------------------------------------
  Switzerland - 1.5%
    Amoco Corp. (Oils)                                     14,980  $    883,820
    Nestle S.A. (Food and Beverage Products)                  735     1,600,036
                                                                   ------------
                                                                   $  2,483,856
-------------------------------------------------------------------------------
  United Kingdom - 2.8%
    British Petroleum PLC, ADR (Oils)                      18,827  $  1,788,565
    Diageo PLC (Food and Beverage Products)                 7,971        88,264
    Glaxo Wellcome PLC, ADR (Medical and Health Products) 22,600 1,570,700 SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                            19,060     1,324,670
                                                                   ------------
                                                                   $  4,772,199
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 12,288,552
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $85,851,050)                        $ 94,830,962
-------------------------------------------------------------------------------
Convertible Preferred Stock - 1.7%
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Newell Financial Trust Co., 5.25%##                    10,000  $    527,500
    Newell Financial Trust I, 5.25%                         5,300       279,575
                                                                   ------------
                                                                   $    807,075
-------------------------------------------------------------------------------
  Entertainment - 0.4%
    MediaOne Group, Inc., 6.25%                            10,500  $    698,250
-------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Mckesson Financing Trust, 5%*                           2,000  $    217,000
-------------------------------------------------------------------------------
  Insurance - 0.4%
    Lincoln National Corp.,7.75%                           28,600  $    673,888
-------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Texas Utilities Co., 9.25%                              9,000  $    507,375
-------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost,
$2,826,699)                                                        $  2,903,588
-------------------------------------------------------------------------------
Preferred Stock - 0.1%
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp. (Identified Cost, $100,000)            4,000  $    104,250
-------------------------------------------------------------------------------
Bonds - 35.7%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 omitted)
-------------------------------------------------------------------------------
U.S. Bonds - 35.0%
  Aerospace - 0.2%
    BE Aerospace, Inc., 8s, 2008                          $   250  $    245,000
    Northrup Grumman Corp., 9.375s, 2024                       20        22,831
    Raytheon Co., 6.4s, 2018##                                135       133,988
                                                                   ------------
                                                                   $    401,819
-------------------------------------------------------------------------------
  Airlines - 0.2%
    Continental Airlines, Inc., 9.5s, 2001                $   150  $    157,125
    Northwest Airlines, Inc., 7.625s, 2005                    132       125,131
    Northwest Airlines, Inc., 8.7s, 2007                       55        54,202
    United Airlines Pass-Through Trust, 7.27s, 2013+           19        19,580
                                                                   ------------
                                                                   $    356,038
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Jones Apparel, 6.25s, 2001##                          $   176  $   175,152
-------------------------------------------------------------------------------
  Automotive - 0.1%
    Federal Mogul Corp., 7.5s, 2004                       $   140  $    141,351
    Federal Mogul Corp., 7.75s, 2006                           45        45,695
                                                                   ------------
                                                                   $    187,046
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Beaver Valley Funding Corp., 9s, 2017                 $   300  $    346,143
    Capital One Financial Corp., 7.25s, 2003                   50        49,285
    MBNA Capital, 8.278s, 2026                                270       277,009
    Riggs National Corp., 8.5s, 2006                           20        20,817
    Washington Mutual Capital I, 8.375s, 2027                 210       230,334
                                                                   ------------
                                                                   $    923,588
-------------------------------------------------------------------------------
  Beverages - 0.3%
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003           $   505  $    502,869
-------------------------------------------------------------------------------
  Building - 0.2%
    Mcdermott, Inc., 9.375s, 2002                         $   245  $    254,925
-------------------------------------------------------------------------------
  Business Machines - 0.1%
    Xerox Corp., 0s, 2018                                 $   390  $    241,312
-------------------------------------------------------------------------------
  Construction Services - 0.3%
    Georgia Pacific Corp., 9.5s, 2022                     $   500  $    563,520
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                $   105  $    103,485
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                    80        77,050
    Kindercare Learning Centers, Inc., 9.5s, 2009             150       149,250
    Protection One Alarm Monit Inc., 7.375s, 2005##           265       266,553
                                                                   ------------
                                                                   $    596,338
-------------------------------------------------------------------------------
  Corporate Asset Backed - 1.1%
    Beneficial Home Equity Loan Trust, 5.168s, 2037       $   285  $    282,208
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                             20        19,683
    Continental Airlines, Inc., 9.5s, 2013                     24        26,912
    Criimi Mae Commercial Mortgage Trust, 7s, 2011            100        93,859
    First Chicago Master Trust, 5.816s, 2003                  409       408,361
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##      1,000     1,016,110
                                                                   ------------
                                                                   $  1,847,133
-------------------------------------------------------------------------------
  Entertainment - 1.9%
    Disney (Walt) Co., 5.125s, 2003                       $   300  $    297,447
    Hearst Argyle Television, Inc., 7.5s, 2027              1,099     1,146,664
    News America Holdings, Inc., 8s, 2016                     115       126,674
    News America Holdings, Inc., 8.875s, 2023                 635       769,721
    News America Holdings, Inc., 9.5s, 2024                   105       135,204
    News America Holdings, Inc., 7.75s, 2045                   50        52,950
    Time Warner, Inc., 7.57s, 2024                            135       152,800
    Viacom, Inc., 6.75s, 2003                                 490       504,136
                                                                   ------------
                                                                   $  3,185,596
-------------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Associates Corp., 5.75s, 2003                         $ 1,920  $  1,935,840
    Capital One Bank, 6.7s, 2008                               70        67,691
    Contifinancial Corp., 7.5s, 2002                          418       300,571
    Donaldson Lufkin & Jenrette, 6.5s, 2008                    35        35,989
    First Empire Capital Trust I, 8.234s, 2027                 20        22,107
    Goldman Sachs Group LP, 5.9s, 2003                      1,300     1,314,638
    GS Escrow Corp., 6.75s, 2001##                            615       600,591
    GS Escrow Corp., 7.125s, 2005##                           435       428,614
    Marlin Water Trust & Capital, 7.09s, 2001##             1,235     1,233,765
    Natexis Ambs Co. LLC, 8.44s, 2049##                        95        87,400
    Riggs Capital II, 8.875s, 2027                             55        58,551
    Salton Sea Funding Corp., 7.84s, 2010                     325       373,584
                                                                   ------------
                                                                   $  6,459,341
-------------------------------------------------------------------------------
  Food Products
    Nabisco, Inc., 6.375s, 2035                           $    70  $     67,773
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Boise Cascade Co., 7.43s, 2005                        $    15  $     14,819
    Georgia Pacific Corp., 7.25s, 2028                         95        95,705
    U.S. Timberlands, 9.625s, 2007                             30        30,375
                                                                   ------------
                                                                   $    140,899
-------------------------------------------------------------------------------
  Industrial - 0.6%
    Owens Illinois, Inc., 7.5s, 2010                      $ 1,000  $  1,019,020
-------------------------------------------------------------------------------
  Insurance - 0.4%
    Atlantic Mutual Insurance Co., 8.15s, 2028##          $   221  $    222,394
    Conseco, Inc., 1s, 2001                                   160       154,141
    Fairfax Financial Holdings Ltd., 7.375s, 2018              95        91,982
    NGC Corp. Capital Trust I, 8.316s, 2027                   115       116,547
    Safeco Capital Trust I, 8.072s, 2037                       40        44,571
                                                                   ------------
                                                                   $    629,635
-------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Bausch & Lomb, Inc., 6.5s, 2005                       $   105  $    102,122
    Bausch & Lomb, Inc., 7.125s, 2028                         105        98,081
                                                                   ------------
                                                                   $    200,203
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Columbia/HCA Healthcare Corp., 6.875s, 2001           $    40  $     39,697
    Columbia/HCA Healthcare Corp., 7.69s, 2025                175       158,599
    Tenet Healthcare Corp., 7.625s, 2008##                     20        20,300
                                                                   ------------
                                                                   $    218,596
-------------------------------------------------------------------------------
  Oil Services
    KCS Energy, Inc., 8.875s, 2008                        $    20  $     14,000
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                20        19,911
                                                                   ------------
                                                                   $     33,911
-------------------------------------------------------------------------------
  Oils - 2.0%
    Husky Oil Ltd., 8.9s, 2028                            $   265  $    273,581
    Lasmo USA, Inc., 6.75s, 2007                              105       105,696
    Occidental Petroleum Corp., 10.125s, 2001                 209       228,512
    Occidental Petroleum Corp., 6.75s, 2002                   915       916,148
    Oryx Energy Co., 8.375s, 2004                             350       374,181
    Petroleum Geo Services, 7.125s, 2028                      160       149,502
    Seagull Energy Corp., 7.5s, 2027                           79        70,758
    Sun Co., Inc., 9s, 2024                                 1,200     1,338,204
                                                                   ------------
                                                                   $  3,456,582
-------------------------------------------------------------------------------
  Railroads - 1.2%
    Union Pacific Corp., 6.34s, 2003                      $ 2,005  $  2,015,827
-------------------------------------------------------------------------------
  Stores - 0.4%
    Dillards, Inc., 7.13s, 2018                           $   105  $    107,392
    Saks, Inc., 8.25s, 2008                                   505       538,517
                                                                   ------------
                                                                   $    645,909
-------------------------------------------------------------------------------
  Telecommunications - 1.1%
    Cable & Wireless Communications, 6.75s, 2008          $   750  $    763,470
    Continental Cablevision, Inc., 11s, 2007                  270       290,007
    MCI Worldcom, Inc., 7.55s, 2004                            55        59,976
    Qwest Communications International, Inc., 7.5s,
      2008##                                                  180       186,975
    TCI Communications Financing III, 9.65s, 2027             135       166,704
    TCI Communications, Inc., 8s, 2005                         60        67,548
    TCI Communications, Inc., 7.125s, 2028                    120       130,770
    Tele-Communications, Inc., 7.875s, 2013                   125       146,446
    Turner Broadcasting Systems, Inc., 8.375s, 2013             5         5,976
    WorldCom, Inc., 8.875s, 2006                               20        21,859
                                                                   ------------
                                                                   $  1,839,731
-------------------------------------------------------------------------------
  Transportation - 0.2%
    Federal Express Corp., 7.65s, 2014                    $   246  $    256,352
-------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.6%
  Federal National Mortgage Association - 1.6%
    FNMA, 6s, 2013                                        $ 1,668  $  1,672,322
    FNMA, 6.5s, 2027 - 2029                                 1,049     1,056,285
-------------------------------------------------------------------------------
Total U.S. Federal Agencies                                        $  2,728,607
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 14.7%
  U.S. Treasury Obligations - 11.4%
    U.S. Treasury Bonds, 9.875s, 2015                     $    30  $     45,122
    U.S. Treasury Bonds, 6.375s, 2027                       1,560     1,793,017
    U.S. Treasury Bonds, 6.125s, 2027                       2,352     2,632,758
    U.S. Treasury Bonds, 5.25s, 2028                        2,720     2,784,600
    U.S. Treasury Notes, 5.75s, 2000                        2,000     2,038,740
    U.S. Treasury Notes, 7.5s, 2001                           300       322,593
    U.S. Treasury Notes, 6.625s, 2002                         205       216,691
    U.S. Treasury Notes, 5.5s, 2003                         2,625     2,702,516
    U.S. Treasury Notes, 7.875s, 2004                         940     1,089,075
    U.S. Treasury Notes, 6.5s, 2005                           220       241,793
    U.S. Treasury Notes, 6.5s, 2006                         1,539     1,707,090
    U.S. Treasury Notes, 4.75s, 2008                        3,978     4,009,068
                                                                   ------------
                                                                   $ 19,583,063
-------------------------------------------------------------------------------
  Government National Mortgage Association - 3.3%
    GNMA, 6.5s, 2028                                      $ 1,010  $  1,020,100
    GNMA, 7s, 2028                                            861       881,297
    GNMA, 7.5s, 2025 - 2027                                 2,735     2,819,888
    GNMA, 8s, 2025 - 2027                                     875       908,042
                                                                   ------------
                                                                   $  5,629,327
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $ 25,212,390
-------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    CalEnergy Co., Inc., 7.52s, 2008                      $   170  $    177,953
    Cleveland Electric Illuminating Co., 7.88s, 2017          120       124,022
    Commonwealth Edison Co., 7.625s, 2007                      10        11,048
    Commonwealth Edison Co., 6.95s, 2018                       85        88,061
    Connecticut Light & Power Co., 8.59s, 2003                400       415,000
    Connecticut Light & Power Co., 7.875s, 2024                70        72,618
    GGIB Funding Corp., 7.43s, 2011                           424       440,278
    Illinois Power Special Purpose Trust, 5.26s, 2003         122       121,957
    Long Island Lighting Co., 8.2s, 2023                      800       867,896
    Midland Cogeneration Venture Corp., 10.33s, 2002           38        40,599
    Niagara Mohawk Power Corp., 7.75s, 2006                   110       120,779
    Niagara Mohawk Power Corp., 8.77s, 2018                   128       145,591
    Niagara Mohawk Power Corp., 8.75s, 2022                   100       109,050
    Niagara Mohawk Power Corp., 8.5s, 2023                     50        53,271
    Northeast Utilities, 8.58s, 2006                           67        71,063
    Texas & New Mexico Power Co., 12.5s, 1999                  20        20,033
    Texas Utilities Co., 6.375s, 2008                          60        58,961
    Toledo Edison Co., 7.875s, 2004                           400       417,132
    Waterford 3 Funding Energy Corp., 8.09s, 2017             190       205,989
                                                                   ------------
                                                                   $  3,561,301
-------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    CalEnergy Co., Inc., 7.23s, 2005                      $   115  $    117,136
    Coastal Corp., 6.5s, 2008                                  50        51,252
    Coastal Corp., 7.75s, 2035                                310       341,186
    Coastal Corp., 7.42s, 2037                                500       528,180
    Tennessee Gas Pipeline Co., 7s, 2028                       70        71,423
    Tennessee Gas Pipeline Co., 7.625s, 2037                  400       439,876
    Texas Gas Transmission Corp., 7.25s, 2027                 600       615,240
                                                                   ------------
                                                                   $  2,164,293
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $ 59,885,706
-------------------------------------------------------------------------------
Foreign Bonds - 0.7%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities -
      Electric)##                                         $   200  $    195,000
-------------------------------------------------------------------------------
  Chile - 0.6%
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                              $    20  $     17,630
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                              1,000       955,570
                                                                   ------------
                                                                   $    973,200
-------------------------------------------------------------------------------
  Colombia
    Republic of Columbia, 12.243s, 2005 (Government)      $    97  $     88,755
-------------------------------------------------------------------------------
  Finland
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper
      Products)##                                         $    20  $     20,016
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $  1,276,971
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $60,700,517)                         $ 61,162,677
-------------------------------------------------------------------------------
Convertible Bonds - 0.5%
-------------------------------------------------------------------------------
U.S. Convertible Bonds - 0.5%
  Business Machines - 0.2%
    Xerox Corp., 0s, 2018##                               $   460  $    284,625
-------------------------------------------------------------------------------
  Financial Services - 0.2%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005## $   340  $    348,500
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    HealthSouth Corp., 3.25s, 2003                        $   250  $    212,187
-------------------------------------------------------------------------------
Total U.S. Convertible Bonds                                       $    845,312
-------------------------------------------------------------------------------
Foreign Convertible Bonds
  Netherlands
    Daimler Benz, 0s, 2017 (Automotive)##                 $   110  $     65,038
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $887,194)                $    910,350
-------------------------------------------------------------------------------
Rights - 0.4%
-------------------------------------------------------------------------------
                                                           Shares
-------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $464,749)                  6,400  $    641,200
-------------------------------------------------------------------------------
Short-Term Obligations - 5.6%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
-------------------------------------------------------------------------------
    Federal Home Loan Bank due 1/04/99                    $ 4,660  $  4,658,330
    Federal Home Loan Mortgage Corp. due 1/22/99            5,000     4,985,388
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $  9,643,718
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $160,473,927)                  $170,196,745
Other Assets, Less Liabilities - 0.6%                                   985,054
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $171,181,799
-------------------------------------------------------------------------------
* - Non-income producing security.
## - SEC Rule 144A restriction.
+ - Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $160,473,927)        $170,196,745
  Cash                                                               20,971
  Receivable for Series shares sold                                 233,188
  Receivable for investments sold                                 4,386,409
  Interest and dividends receivable                                 931,059
  Deferred organization expenses                                      1,861
  Other assets                                                          497
                                                               ------------
      Total assets                                             $175,770,730
                                                               ------------
Liabilities:
  Net payable for forward foreign currency exchange contracts
    closed or subject to master netting agreements             $         77
  Payable for Series shares reacquired                               36,939
  Payable for investments purchased                               4,546,379
  Payable to affiliates -
    Management fee                                                    3,505
    Shareholder servicing agent fee                                     164
  Accrued expenses and other liabilities                              1,867
                                                               ------------
      Total liabilities                                        $  4,588,931
                                                               ------------
Net assets                                                     $171,181,799
                                                               ============

Net assets consist of:
  Paid-in capital                                              $151,043,279
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  9,722,803
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             6,739,430
  Accumulated undistributed net investment income                 3,676,287
                                                               ------------
      Total                                                    $171,181,799
                                                               ============
Shares of beneficial interest outstanding                       9,444,821
                                                                =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $18.12
                                                                 ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                   $  3,390,276
    Dividends                                                     1,512,461
    Foreign taxes withheld                                          (14,025)
                                                               ------------
      Total investment income                                  $  4,888,712
                                                               ------------

  Expenses -
    Management fee                                             $    904,819
    Trustees' compensation                                            1,971
    Shareholder servicing agent fee                                  42,230
    Administrative fee                                               14,176
    Custodian fee                                                    46,619
    Printing                                                         61,105
    Postage                                                              11
    Auditing fees                                                    25,421
    Legal fees                                                        1,444
    Amortization of organization expenses                             1,837
    Miscellaneous                                                       300
                                                               ------------
      Total expenses                                           $  1,099,933
    Fees paid indirectly                                             (4,529)
    Reimbursement of expenses to investment adviser                 111,034
                                                               ------------
      Net expenses                                             $  1,206,438
                                                               ------------
        Net investment income                                  $  3,682,274
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $  6,774,246
    Foreign currency transactions                                    (9,268)
                                                               ------------
      Net realized gain on investments and foreign
        currency transactions                                  $  6,764,978
                                                               ------------

  Change in unrealized appreciation -
    Investments                                                $  3,522,223
    Translation of assets and liabilities in
      foreign currencies                                                 32
                                                               ------------
      Net unrealized gain on investments and foreign
        currency translation                                   $  3,522,255
                                                               ------------
        Net realized and unrealized gain on investments
          and foreign currency                                 $ 10,287,233
                                                               ------------
          Increase in net assets from operations               $ 13,969,507
                                                               ============

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                            1998          1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $ 3,682,274   $ 1,447,106
  Net realized gain on investments and foreign currency transactions              6,764,978     1,695,568
  Net unrealized gain on investments and foreign currency translation             3,522,255     5,126,598
                                                                                -----------   -----------
    Increase in net assets from operations                                      $13,969,507   $ 8,269,272
                                                                                -----------   -----------

Distributions declared to shareholders -
  From net investment income                                                    $(1,465,065)  $      --
  From net realized gain on investments and foreign currency transactions        (1,722,619)         --
                                                                                -----------   -----------
    Total distributions declared to shareholders                                $(3,187,684)  $      --
                                                                                -----------   -----------
Net increase in net assets from Series share transactions                       $84,787,846   $48,093,086
                                                                                -----------   -----------
      Total increase in net assets                                              $95,569,669   $56,362,358
Net assets:
  At beginning of period                                                         75,612,130    19,249,772
                                                                                -----------   -----------

  At end of period (including accumulated undistributed net investment
    income of $3,676,287 and $1,445,727, respectively)                          $171,181,799  $75,612,130
                                                                                ===========   ===========

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended December 31,                      Period Ended
                                                     ------------------------------------------------         December 31,
                                                           1998               1997               1996                1995*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $16.63             $13.71             $12.25               $10.00
                                                         ------             ------             ------               ------

Income from investment operations# -
  Net investment income(S)                               $ 0.53             $ 0.52             $ 0.46               $ 0.41
  Net realized and unrealized gain on investments
    and foreign currency transactions                      1.49               2.40               1.30                 2.32
                                                         ------             ------             ------               ------
      Total from investment operations                   $ 2.02             $ 2.92             $ 1.76               $ 2.73
                                                         ------             ------             ------               ------

Less distributions declared to shareholders -
  From net investment income                             $(0.24)            $ --               $(0.21)              $(0.25)
  From net realized gain on investments and
    foreign currency transactions                         (0.29)              --                (0.09)               (0.23)
                                                         ------             ------             ------               ------
      Total distributions declared to
shareholders                                             $(0.53)            $ --               $(0.30)              $(0.48)
                                                         ------             ------             ------               ------
Net asset value - end of period                          $18.12             $16.63             $13.71               $12.25
                                                         ======             ======             ======               ======
Total return                                             12.33%             21.30%             14.37%               27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.00%              1.00%              1.00%                1.00%+
  Net investment income                                   3.05%              3.25%              3.59%                3.83%+
Portfolio turnover                                         100%                93%                76%                  16%
Net assets at end of period (000 omitted)              $171,182            $75,612            $19,250               $2,797

  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.54             $ 0.52             $ 0.32               $ 0.22
    Ratios (to average net assets):
      Expenses##                                          0.91%              1.02%              2.10%                2.49%+
      Net investment income                               3.14%              3.23%              2.49%                2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 40 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated undistributed net investment income was increased by $13,351, accumulated net realized gain on investments was increased by $674, and paid-in-capital was decreased by $14,025 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $ 11,429.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                         $ 51,097,413   $ 40,661,654
                                                   ------------   ------------
Investments (non-U.S. government securities)       $142,245,709   $ 70,473,393
                                                   ------------   ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $160,525,104
                                                                  ------------
Gross unrealized appreciation                                     $ 12,536,281
Gross unrealized depreciation                                       (2,864,640)
                                                                  ------------
    Net unrealized appreciation                                   $  9,671,641
                                                                  ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                         YEAR ENDED DECEMBER 31, 1998      YEAR ENDED DECEMBER 31, 1997
                                     --------------------------------   -------------------------------
                                            SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              5,510,683      $  95,333,122       3,451,865       $52,887,638
Shares issued to shareholders in
  reinvestment of distributions            186,754          3,187,885         --               --
Shares reacquired                         (799,224)       (13,733,161)       (309,785)       (4,794,552)
                                         ---------      -------------       ---------       -----------
    Net increase                         4,898,213      $  84,787,846       3,142,080       $48,093,086
                                         =========      =============       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $920.


(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $77 with Merrill Lynch & Co. at December 31, 1998.

At December 31, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Series owned the following restricted security (constituting 0.01% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                          DATE OF       PRINCIPAL
DESCRIPTION                                           ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------------
United Airlines Pass-Through Trust 7.27s, 2013            7/14/97          19,356         $19,635         $19,580

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

FEDERAL TAX INFORMATION

The Series has designated $758,677 as a capital gain dividend.

For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 19.78%.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VTR-2 2/99 20M